UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 13, 2025

RF ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41332	61-1991323
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Somerset, #05-06

Singapore 238164

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +65 6904 0766

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, one redeemable warrant, and one right to receive one-tenth of one share of Class A Common Stock	RFACU	The Nasdaq Stock Market LLC

Share of Class A Common Stock, par value $0.0001 per share	RFAC	The Nasdaq Stock Market LLC

Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	RFACW	The Nasdaq Stock Market LLC

Rights, each right receives one-tenth of one share of Class A Common Stock	RFACR	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

As previously disclosed, RF Acquisition Corp., a Delaware corporation (“RFAC”) entered into an agreement and plan of merger dated October 18, 2023 (as amended on December 1, 2023, December 15, 2023, January 31, 2024, and September 30, 2024, and as may be further amended, supplemented or otherwise modified from time to time, the “Merger Agreement”) with GCL Global Holdings Ltd, a Cayman Islands exempted company limited by shares (“PubCo”), Grand Centrex Limited, a British Virgin Islands business company (“GCL BVI”), GCL Global Limited, a Cayman Islands exempted company limited by shares (“GCL Global”), and, for the limited purposes set forth therein, RF Dynamic LLC, a Delaware limited liability company (the “Sponsor”).

On February 13, 2025 (the “Closing Date”), as contemplated by the Merger Agreement (a) GCL Global merged with Merger Sub 1, with GCL Global surviving the merger as a wholly owned subsidiary of PubCo, and (b) RFAC merged with Merger Sub 2, with RFAC surviving the merger as a wholly owned subsidiary of PubCo. As further contemplated by the Merger Agreement (1) at the Initial Merger Effective Time, by virtue of the Initial Merger, each ordinary share of GCL Global was automatically cancelled and exchanged for the right to receive such number of newly issued ordinary shares of PubCo (the “PubCo Ordinary Shares”) equal to the Company Exchange Ratio (the “Merger Consideration Shares”), (2) at the SPAC Merger Effective Time, each unit of RFAC (“RFAC Unit”) was separated into (a) one share of RFAC Class A common stock (“RFAC Class A Common Stock”), (b) one right (“RFAC Right”), and (c) one warrant (“RFAC Warrant”) entitling a holder to purchase one share of RFAC Class A Common Stock for $11.50 per share, (3) at the SPAC Merger Effective Time, immediately after the separation of each RFAC Unit, each holder of 10 or more RFAC Rights received one share of RFAC Class A Common Stock for each 10 such RFAC Rights, (4) at the SPAC Merger Effective Time, immediately following the separation of each RFAC Unit, each RFAC Class A Common Stock was cancelled and exchanged for a PubCo Ordinary Share, on a one-for-one basis, and (5) at the SPAC Merger Effective Time, each public and private warrant of RFAC was automatically modified to a public warrant of PubCo (“PubCo Public Warrant”) and a private warrant of PubCo (“PubCo Private Warrant,” collectively, the “PubCo Warrants”) each entitling each holder to acquire PubCo Ordinary Shares (subject to any restrictions or legends noted therein) for $11.50 per share.

On February 14, 2025, PubCo’s ordinary shares began trading on the Nasdaq Global Market Select under the symbol “GCL” and PubCo’s warrants began trading on the Nasdaq Capital Market under the symbol “GCLWW.”

The description of the Merger Agreement contained in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by the text of the Merger Agreement, including any amendments. The Merger Agreement and the amendments thereto were filed as Exhibits 2.1 to RFAC’s Current Reports on Form 8-K filed on October 23, 2023, December 7, 2023, December 18, 2023, February 2, 2024, and October 2, 2024, and are incorporated by reference herein. Capitalized terms used, but not defined herein, shall have the same definition as disclosed in the Merger Agreement.

Item 1.02. Termination of a Material Definitive Agreement.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

On the Closing Date, in connection with the consummation of the Mergers, RFAC terminated, in accordance with its terms, that certain Investment Management Trust Agreement, between RFAC and Continental Stock Transfer & Trust Company (“Continental”), pursuant to which Continental invested the proceeds of RFAC’s initial public offering in a trust account.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and Item 1.02 of this Current Report on Form 8-K is incorporated by reference herein.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

In connection with the consummation of the Mergers, on the Closing Date, RFAC notified the Nasdaq Stock Market LLC (“Nasdaq”) that the Mergers had become effective and that RFAC’s outstanding securities had been converted into Pubco Ordinary Shares and PubCo Warrants. RFAC requested that Nasdaq delist the RFAC Class A Common Stock, RFAC Warrants, RFAC Rights, and RFAC Units and, as a result, trading of the securities on Nasdaq was suspended at approximately 5:00 p.m. on February 13, 2025. On February 13, 2025, Nasdaq, on behalf of RFAC, filed a notification of removal from listing and registration on Form 25, thereby commencing the process of delisting the RFAC Class A Common Stock, RFAC Warrants, RFAC Rights, and RFAC Units from Nasdaq and deregistering the securities under Section 12(g) of the Securities Exchange Act of 1934, as amended.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Item 2.01 and Item 3.01 above and Item 5.01 below of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01. Changes in Control of Registrant.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the consummation of the Mergers, a change in control of RFAC occurred. Following the consummation of the Mergers, RFAC became a wholly owned subsidiary of Pubco.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

In accordance with the terms of the Merger Agreement, and effective as of the Closing Date, each of RFAC’s officers and directors resigned as a member of RFAC’s board of directors and/or from each officer position previously held, as applicable. These resignations were not a result of any disagreement between RFAC and the officers and directors on any matter relating to RFAC’s operations, policies or practices.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
2.1*	Merger Agreement, dated as of October 18, 2023, by and among RFAC, PubCo, GCL BVI, GCL Global and, for the limited purposes set forth therein, the Sponsor (incorporated by reference to the RFAC Current Report on Form 8-K filed on October 23, 2023).
2.2*	First Amendment to Merger Agreement, dated as of December 1, 2023, by and among RFAC, PubCo, GCL BVI, GCL Global and, for the limited purposes set forth therein, the Sponsor (incorporated by reference to the RFAC Current Report on Form 8-K filed on December 7, 2023).
2.3*	Second Amendment to Merger Agreement, dated as of December 15, 2023, by and among RFAC, PubCo, GCL BVI, GCL Global and, for the limited purposes set forth therein, the Sponsor (incorporated by reference to the RFAC Current Report on Form 8-K filed on December 18, 2023).
2.4*	Third Amendment to Merger Agreement, dated as of January 31, 2024, by and among RFAC, PubCo, GCL BVI, GCL Global and, for the limited purposes set forth therein, the Sponsor (incorporated by reference to the RFAC Current Report on Form 8-K filed on February 2, 2024).
2.5*	Fourth Amendment to Merger Agreement, dated as of September 30, 2024, by and among RFAC, PubCo, GCL BVI, GCL Global and, for the limited purposes set forth therein, the Sponsor (incorporated by reference to the RFAC Current Report on Form 8-K filed on October 2, 2024).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). RFAC agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RF ACQUISITION CORP.

	By:	/s/ Tse Meng Ng
	Name:	Tse Meng Ng
	Title:	Chief Executive Officer
Date: February 14, 2025